As filed with the U.S. Securities and Exchange Commission on _______________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22748

YCG Funds
(Exact name of registrant as specified in charter)

3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
(Address of principal executive offices) (Zip code)

William Kruger
YCG Funds
3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
(Name and address of agent for service)

(512) 505-2347
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  December 1, 2018 to November 30, 2019

Item 1. Reports to Stockholders.

YCG ENHANCED FUND
a series of the YCG Funds

Annual Report
November 30, 2019	Ticker Symbol: YCGEX

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.ycgfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 855-444-YCGF (855-444-9243) or by sending an e-mail request to info@ycgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 855-444-YCGF (855-444-9243) or send an e-mail request to info@ycgfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

YCG Enhanced Fund

MESSAGE TO SHAREHOLDERS
(Unaudited)

Dear Fellow Shareholder:

For the fiscal year ended November 30, 2019, the YCG Enhanced Fund achieved a total net return of 27.74%. During the same time period, the S&P 500 Index had a total return of 16.11%, and the S&P Global Broad Market Index had a total return of 13.59%.  The Fund’s top five equity winners and top five equity losers during this period were as follows:

TOP FIVE EQUITY	TOP FIVE EQUITY
WINNERS	LOSERS
MSCI, Inc.	Coca-Cola Co.
MasterCard, Inc. – Class A	Nestle SA – ADR
Moody’s Corp.	TD Ameritrade Holding Corp.
Copart, Inc.	Intuit, Inc.
CBRE Group, Inc. – Class A	Kering SA

The top 5 equity winners and equity losers are determined based on a ranking of the dollar gains and losses of all the equity securities owned in the portfolio over the period specified above. This calculation excludes the portfolio’s options positions, which may have experienced a gain or a loss during the period specified. Additionally, the Fund seeks to maximize long term capital appreciation with reasonable investment risk. We believe that one year is too short a period to accurately assess the soundness of our investment strategy, and, thus, we try not to draw too many conclusions from the chart above. Instead, we evaluate ourselves by the Fund’s performance over a full economic cycle, which we define as a period that includes both a recession and an economic expansion.

As of this writing, the decade of the 2010s is history. And what a decade it was for stock market investors! During the 2010s, the S&P 500 Index generated an exceptional 13.56% average per year return. Even more impressive, the risk required to achieve this return was, according to one important Wall-Street metric, lower than in any decade since the 1950s.1  However, this smooth-sailing won’t always be the case. In the future, downturns will inevitably and unpredictably occur. So, during good times like today, when we all have a tendency to get a bit complacent about risk, we think it’s important to revisit the Fund’s investment objective of seeking to maximize long-term capital appreciation consistent with reasonable investment risk and the strategy we employ to achieve this objective. By reminding ourselves of our goal and our plan of attack, we can become more emotionally resilient and better prepared to take advantage of whatever surprises the future holds.
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[1]
During the 2010s, the S&P 500’s Sharpe ratio, a measurement that tracks stock market performance relative to Treasuries and stock market volatility, was higher than in any decade since the 1950s. See https://www.bloomberg.com/news/articles/2019-12-15/the-bull-market-almost-no-one-saw-coming for more details.

YCG Enhanced Fund

In a nutshell, by owning a carefully-selected group of equities that we understand well, we believe we and you, our shareholders, have the potential to generate better risk-adjusted performance than the equity market as a whole while also experiencing less discomfort during market downturns. In the remainder of this letter, we discuss the process we use to select these equities as well as the rationale behind it.

YCG Investment Strategy

In designing an investment strategy, we first had to answer the question, “What strategy gives us the best shot at earning excess returns without forcing us to take excessive risk?” In our mind, there are three types of advantages a strategy can utilize to earn excess returns: informational, analytical, and behavioral. We think informational advantages are exceedingly difficult to achieve given the internet’s democratizing effect on knowledge. We are similarly skeptical of analytical advantages. While we certainly believe we’re better-than-average business analysts, we also recognize that the human tendency towards overconfidence is one of the most robust findings in behavioral psychology. Combining this finding with the ever-increasing quality of the competition in investing, we don’t think it’s prudent to base our strategy on achieving a consistent analytical advantage over other investors. What about behavioral advantages? As you’ll see below, we do think these are a source of more enduring investment advantage.

On average, investors are avaricious, impatient, and overconfident.  Because investors are avaricious and impatient, they are attracted to wider bell curve, riskier stocks. Because they’re overconfident, they mistakenly believe they can pick the risky stocks with a higher likelihood of positive outcomes. We believe these behavioral tendencies lead investors to pay, on average, too much for these risky stocks, causing a consistent mispricing in the market. On the flip side, we believe investors’ tendency to be too short-term oriented and overly risk-seeking causes them to underappreciate the best, most predictable, most enduring businesses, leading to a consistent underpricing of these businesses.  We call this market inefficiency the “high-quality-business mispricing,” and, at YCG, we attempt to exploit this inefficiency by focusing our efforts and capital on what we believe to be enduring businesses with predictable and attractive long-term economics. In the next section, we will examine the framework we use to identify these great businesses.

In order to survive and thrive over the long term, a business must consistently achieve returns above its cost of capital. In our view, the two most important characteristics that enable a business to achieve this goal are 1) enduring pricing power2 and 2) long-term volume growth opportunities.
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[2]
Cost advantages can also lead to returns above the cost of capital, but we believe they are less likely to be enduring given humanity’s relentless drive to reduce costs through innovation, leading to new disruptive technologies or materials that leapfrog incumbent cost advantages. For example, Saudi Arabia has a sustainable cost advantage in oil, but new drilling technologies may increase supply faster than demand and/or reduce Saudi Arabia’s cost advantage relative to competitors. Even more existentially threatening, solar energy prices may eventually fall enough to make oil uncompetitive.

YCG Enhanced Fund

While it’s fairly easy to identify businesses that currently exhibit pricing power and volume growth,3 it’s much more difficult to identify the subset of these businesses that possess enduring pricing power and long-term volume growth. In order to accomplish this task, it’s helpful to step back and think about the way the world works.

Broadly, the main driver of human progress is innovation, which leads to an unending stream of better, faster, and cheaper ways of doing things. In other words, it leads to abundant wealth creation, as we can see in the following chart.4

In this chart, we see rising per capita income occurring in countries across the world. Encouragingly, these income gains are occurring most rapidly in many of the poorest regions of the world as advances in global communication have supercharged their growth by enabling them to more easily adopt many of the richest countries’ best practices while innovating on their own as well.

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[3]	One need only run a screen that selects for businesses that produce high returns on both existing and incremental tangible assets, wide and growing margins, and revenue growth.
[4]	See https://www.imf.org/external/datamapper/NGDPDPC@WEO/WEOWORLD/IND/CHN/BRA/USA/WEQ/SSQ. 2020-2024 are estimates.

YCG Enhanced Fund

Below,5 we see that these rising per capita incomes are leading to a large and rapidly growing global middle class.

So far, innovation seems great for almost all businesses. After all, it creates more and wealthier potential customers each passing year. However, innovation turns out to be a double-edged sword for businesses because it also creates rapidly deflationary pricing, which can wreak havoc on a business’s profit potential.

This danger is most clear when looking at technology. We’re all familiar with the rapidly declining prices in this sector, but the exponential nature of these declines leads to jaw-dropping charts such as the one below, which shows that, 30 to 40 years ago, it would have cost almost one million dollars to reproduce only a partial list of the functions available on a $500 smartphone today.6

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[5]	See https://www.brookings.edu/wp-content/uploads/2017/02/global_20170228_global-middle-class.pdf.
[6]
Chart from book Abundance by Peter Diamandis and reproduced in the following article: https://singularityhub.com/2016/07/18/why-the-cost-of-living-is-poised-to-plummet-in-the-next-20-years/#sm.001lusxzh1290dagptc1ytwu5jgnx.

YCG Enhanced Fund

And, believe us, you would not have been able to fit this long list of applications into your pocket back then!

However, these deflationary forces aren’t limited to technology. They are driving down prices in many other large and important sectors as well. For example, food prices are becoming a smaller percentage of our budget. In other words, they are declining in real terms.

The same is true for industrial commodities. Real prices are going down over time.

Even energy, the resource that literally powers all the other sectors, is declining in price over time.7
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[7]	See https://www.eia.gov/totalenergy/data/monthly/pdf/sec1_16.pdf.

YCG Enhanced Fund

So, this analysis begs the question. How does one find businesses with pricing power in a deflationary world? Well, the answer, as any economist will tell you, is to find the scarce good. And, increasingly, the scarce good is . . . time.

Because of innovation, the growth rate of potential experiences, opportunities, and human connections is far outstripping the growth in humanity’s units of attention, causing each unit of our attention to become more valuable over time. As a consequence, goods and services that help us filter through the myriad uses of our attention are also growing in value over time. These are the goods and services in which we seek to invest, and we have found they can be divided into two categories: reliable information filters and reliable people filters.

The first category is reliable information filters. Under our definition, these are filters for safety reliability, efficiency, and personal preference in industries indexed to GDP growth or better. An information filter can maintain or raise prices as long as two conditions are met: 1) the cost of searching for an equivalent substitute must be higher than the savings a customer would achieve by doing so, and 2) the cost of creating an equivalent substitute must be higher than the information filter’s price. While many information filters possess pricing power, not all do, and, even among those that do, there is wide variation in both the current strength and the enduring nature of their pricing power. Thus, we’ve developed a framework that helps us identify what we believe to be the strongest of these information filters. In our view, information filters are more likely to possess robust and enduring pricing power if:

1)	they are cheap relative to a business’s or person’s income. When a good or service is a small part of someone’s budget, he or she is less likely to find it worthwhile to search for substitutes.

2)
they provide value well in excess of their price. If a good doesn’t provide at least as much value as its price, then it’s not worth purchasing at all. In the happy scenario where the good provides value well in excess of its price, the consumer believes he or she is getting an attractive deal, and the company selling the product has the ability to raise prices over time to be more in line with the value of the good.

YCG Enhanced Fund

3)
they benefit from one or more network effects. A network is a group of interconnected people or things (commonly referred to as nodes of the network). Networks have the property that each additional node added to the network creates more value than the cost of adding the node. This result occurs because the value of the network is dependent on both the value of each node and the value of the connections between the nodes. In order to understand this concept, let’s consider the simplest example possible, in which the nodes are people and there is one existing person and then a second person joins the network. In this case, the value of the network increases not just by the value of the second person but also by the value of the connection between the first and second person. Then, when a third person joins, the value of the network increases by one person and two connections. When a fourth person joins, the value increases by one person and three connections. As you can see, the larger the network gets, the more value each additional person provides because of the increased number of connections.

Because of this exponential explosion in value as networks scale, companies that own a large network can charge significant and increasing rates for access to the network while still maintaining a nearly insurmountable competitive advantage over smaller competing networks. Again, a simple illustration helps to clarify the point. Consider a new user choosing between a 1,000-person network and a 50-person network. By joining the larger network, the new user would create the ongoing value of 1,000 new connections. By joining the smaller one, the new user would only create the ongoing value of 50 new connections. However, the new user clearly didn’t create that value on his or her own. Rather, the value was created by both the new user and the people on the other side of each of these new connections (i.e. the existing users of the network). Assume, therefore, that each new user must share half the value of these new connections with the existing users. Even after this sharing of value, the new user is still left with the value of 500 connections if he or she chooses the larger network and the value of only 25 connections if he or she chooses the smaller network. This huge gap in value means that, even if the owner of the larger network charges the new user the value of 200 connections (leaving the value of 300 connections) and the owner of the smaller network pays the new user the value of 125 connections (resulting in the value of 150 connections), it would still be twice as beneficial/profitable for the new user to join the larger network. This astonishing result is why we think network effects are so important to a business’s ability to possess enduring pricing power.

In evaluating the strength of each network effect, we consider:

a.
the size of the network relative to competing networks: both locally and across geography. While we already thoroughly discussed the value of network size in the discussion above, we think it’s important to

YCG Enhanced Fund

highlight that we strongly prefer global networks. In our view, global networks are better because they benefit much more from the rising global middle class and because networks that are only strong regionally are at somewhat greater risk that they’ll experience tough and value destructive competition from other regionally strong networks that are expanding into their territory.

b.
the scope of the network: across product offerings/use-cases/time. Similar to networks that are only regionally strong, a company that maintains a very narrowly-defined network is always at risk of being disrupted by companies that have network effects in adjacent categories. Thus, a network with multiple and growing product offerings and use-cases is a much more competitively entrenched network. Further, in the case of data networks in which customers are purchasing time series of data, the historical context provided by the oldest information services firms is a unique and extremely-hard-to-replicate advantage.

4)
they are typically purchased by an agent (employee) acting on behalf of a principal (owner). This trait enhances competitive advantage and pricing power because the incentives of the employee are different from the incentives of the owner. The upside of intelligent risks typically accrues disproportionately to the owners. Thus, employees are more likely to “play it safe” and choose the more well-known and respected brand or network, even if it is the pricier alternative.

5)
they benefit from regulatory barriers-to-entry. If a good or service has relatively inelastic demand and regulators only allow a few companies to provide the service, then the company selling the product has significant flexibility over the price it charges.

A quick discussion of Moody’s will bring the points above to life. Moody’s sells credit ratings to corporations, governments, and banks so that they can raise debt from the capital markets. The industry in which they participate, debt capital markets, possesses favorable long-term growth prospects. Debt issuance has historically grown at least as fast as GDP, and capital market bond issuance has grown even faster as it has taken share from banking loans. Over the long term, we believe this GDP or better growth is likely to continue. Moody’s serves as a key information filter in this industry. Moody’s charges corporations approximately 7 basis points8 to rate their bonds yet likely saves them 30 to 50 basis points9 in
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[8]
See https://www.standardandpoors.com/en_US/delegate/getPDF?articleId=2148688&type=COMMENTS&subType=REGULATORY. Given the duopolistic nature of the industry, we believe Standard & Poor’s pricing is a good proxy for Moody’s.

[9]
In 2012, for the first time in its history, Heineken decided to get its debt rated. Based on Heineken’s post-mortem analysis, getting its debt rated saved the company 30 to 50 basis points of yearly interest cost. See http://treasurytoday.com/2013/02/do-companies-need-to-be-rated-to-issue-bonds.

YCG Enhanced Fund

annual borrowing costs. Moody’s benefits from both protocol and data network effects. Because crowded information marketplaces are generally quite inefficient, requiring participants to maintain background knowledge on numerous providers and analytical methodologies, industries such as credit ratings tend to coalesce around one or two standards (i.e. protocols). Moody’s and its main competitor, Standard & Poor’s, are the globally-recognized credit rating standards with far larger networks and far more data than any of their competitors. Additionally, the scope of their networks is unmatched. They provide corporate, government, and structured product credit data going back, in some cases, over a hundred years, and they provide analytical support and software that increases the use-cases for the data. Moreover, most corporations and governments, along with most large endowments, pension plans, and sovereign wealth funds, are run by employees instead of owners, further solidifying Moody’s competitive position through the principal-agent problem. Finally, for much of Moody’s history, the U.S. government and its various regulatory bodies made Moody’s and a few other specially-designated rating agencies so important to banks’ bond purchases that it made their ratings almost mandatory for most corporations and governments, which led to Moody’s becoming one of the entrenched, global “languages” in the ratings business today. Given that Moody’s checks all our information filter boxes, it’s no surprise that’s it’s historically exhibited more enduring pricing power than almost all other businesses.

The second category is reliable people filters. And the way we define reliable people filters is that they are goods or services that increase perceived attractiveness, filtering for loyalty to a tribe and status within the tribe, in industries indexed to GDP growth or better. A people filter can maintain or raise its price as long as its social signaling value is equal to or greater than the difference in price between the people filter and unbranded alternatives.

Similar to information filters, we’ve developed a framework to evaluate the strength of goods and services as people filters. While you’ll notice important similarities between the two frameworks, there are also important differences. In our view, people filters are likely to have more robust and enduring pricing power if:

1)	they are socially consumed. Otherwise, how can other people use them as a filter of tribal loyalty or status?

2)
they are costly to obtain relative to unbranded alternatives. This is the most notable difference with information filters. The great thing about these types of goods is that, for many of them, there is no end in sight to their pricing power. And the reason is simple. A people filter is only valuable so long as it is costly to obtain. In a world of increasing wealth, if the companies that sell these goods do not continually raise their prices, then they will become less and less costly for other people to obtain, making them less and less valuable as signals of loyalty or status.

YCG Enhanced Fund

3)
they provide more value than their price. However, unlike information filters, the price and value of people filters are correlated since a higher price sends a stronger signal of loyalty and/or status and a lower price sends a weaker signal. Thus, we believe the luxury goods companies need be cognizant of this relationship and keep price and value relatively close together in most cases. An exception to this rule occurs when luxury goods companies produce limited runs of highly desirable items. For instance, Nike limits supply of many of its most desirable shoes, causing a resale market to develop in which these shoes are sold for multiples of the retail price. These shoes remain costly to obtain, but the cost is paid through the time and energy required to follow the release schedule, research the techniques for acquiring the shoes, and, in some cases, camp out at the store ahead of the release. These limited releases strengthen the brand by broadening the customer base and deepening consumer devotion through numerous behavioral psychology principles such as social proof, scarcity bias, and commitment bias. For similar reasons, luxury brands limit or even prohibit discounting. Discounting weakens a luxury brand by causing consumers to question its popularity and desirability.

4)
they benefit from one or more network effects. The primary network effect from which people filters benefit is a belief network effect. Similar to gold, the more people who believe Louis Vuitton is valuable as a signifier of wealth, culture, and status, the more valuable it is as this signifier. In evaluating the strength of this belief network effect, we consider:

a.
the size of the network relative to competing networks: both locally and across geography. On this dimension, people filter networks are a little more nuanced than information filter networks. For information filter networks, each incremental user or consumer of the product strengthens the network effort. For many people filter networks, one must differentiate between the network of believers and the network of users. In the case of believers, people filter networks mostly operate similarly to information filters. Each additional person who believes that Louis Vuitton signifies wealth, culture, and status strengthens Louis Vuitton’s belief network. On the user front, as long as each additional user is generally agreed upon by society as a wealthy, cultured, and high-status individual, then more users strengthens the network. However, too many users or the wrong users can cause the filtering function of the product to break down. Additionally, there are certain products where people value knowing that they and others in their tribe are exclusively “in-the-know,” and, thus, even the belief network can have an upper limit of positive network effects. As with information filters, we vastly prefer brands that have already demonstrated global acceptance as people filters.

YCG Enhanced Fund

b.
the scope of the network: across product offerings/use-cases/time. For people filters, similar to information filters, we look for brands that are able to travel across category, which makes them less susceptible to competitive entrenchment and shows that the brand transcends any particular product instantiation. Additionally, we prefer brands with storied heritages connected to status that participate in product categories that have universal cultural appeal across time (such as leather goods and jewelry). These aspects significantly enhance the latticework of data people are using to determine their level of belief in the brands as reliable people filters. The heritage aspect is particularly important since new brands can’t go back in time and create a heritage, putting them at a huge disadvantage versus incumbents. Hermes is a great example of these principles in action. The Hermes brand is attached to a variety of disparate product areas, everything from leather goods to fashion and fashion accessories to perfumes to watches, each of which is a large and rapidly growing revenue generator for the company. Moreover, the company has a storied heritage connected to celebrities, royalty, and centers of culture going back to its founding in Paris in 1837.

After winnowing the investment universe down to businesses that we believe sell these enduring information and people filters, we then apply additional constraints that eliminate even more businesses from our consideration. We want each business we own to have:

1)
a management team that is long-term oriented with interests that are aligned with us. Thus, we prefer businesses with high insider ownership, especially those where a founder, family, or CEO has both a large, controlling stake in the company and a long history of treating minority shareholders fairly.

2)	a conservative capital structure. Since the future is unpredictable, we want all the businesses we own to be able to survive even a deep recession.

3)
an attractive valuation. We assess this characteristic by calculating the business’s estimated forward risk-adjusted return and comparing it to our forward risk-adjusted return estimates for other equities that we’re considering as well as to other asset classes such as 30-year Treasury bonds. Additionally, in determining whether a business is attractively priced, we consider qualitative factors, with the most important of these being whether we believe investors are over-discounting temporary macroeconomic or operational issues. We believe this “market-timing mispricing,” about which we have written extensively in past letters, can provide some of the best entry points into great businesses.

YCG Enhanced Fund

Finally, with the businesses that pass all these constraints, we then construct a portfolio that we believe will be robust to the unknown future, diversifying across industry, product category, and macroeconomic sensitivity.

Concluding thoughts

So that’s our investment strategy. In summary, we believe the best way to achieve excess returns without excessive risk is to 1) identify great businesses with enduring pricing power and long-term volume growth opportunities; 2) minimize other long-term business risk factors by partnering with ownership-minded management teams and avoiding companies with aggressive capital structures; 3) avoid overpaying by focusing on the high-quality-business mispricing, by remaining vigilant to market-timing mispricings, and by comparing the forward risk-adjusted rates of returns of our businesses with our investment alternatives; 4) diversify as much as possible among the attractively-priced, great businesses we’ve identified; and, finally, 5) wait. This approach has served us well over the years, and we believe it will continue to do so in the future.

As always, know we’re invested right alongside you, and please let us know if there is anything you need. We are here to help.

Sincerely,

The YCG Team

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests primarily in equity securities without regard to market capitalization, thus investments will be made in mid and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may also write put options and covered call options on a substantial portion of the Fund’s long equity portfolio, which have the risks of early option contract assignment forcing the Fund to purchase the underlying stock at the exercise price which may be the cause of significant losses due to the failure of correctly predicting the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  Covered call writing may limit the upside of an underlying security.  The Fund may also invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

Diversification does not guarantee a profit or protect from loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for a complete list of Fund holdings.

YCG Enhanced Fund

The S&P Global Broad Market Index is a market capitalization-weighted index that provides a broad measure of the global equities markets and includes approximately 11,000 companies in more than 52 countries covering both developed and emerging markets.

Cash flow is a measure of changes in a company’s cash account during an accounting period, specifically its cash income minus the cash payments it makes. All else being equal, we greatly prefer companies that have high “free cash flows,” which we define as the cash flow from operations that is left over after spending on maintenance capital expenditures and acquisitions that are required to protect the business. In other words, it’s the cash flow from operations that is free and clear to be distributed to shareholders in the form of dividends and share repurchases, and/or to be allocated towards ways to grow the existing business through means such as “growth” acquisitions or new capital expenditures, or simply pay down debt. Typically, we calculate this by looking at a normalized view of net income plus depreciation and amortization minus the maintenance capital expenditures and acquisitions that are required to protect the business, adjusted for often overlooked items such as pensions, stock option expenses, and leases.

The forward risk-adjusted rate of return of a stock is our probability- and risk-weighted estimate of the compound annualized return we believe we are likely to achieve by owning the stock. Using our methodology, the forward risk-adjusted rate of return is calculated  by taking the sum total of the free cash flow per share of the company divided by its price (its “Free Cash Flow Yield”) and the long-term rate at which we expect these free cash flows to grow (the “Growth Rate of Free Cash Flow”) and then adjusting this number up or down based on the risk inherent in the stock (i.e. how wide the potential distribution of expected returns are in the various possible future scenarios).

Definitions:

Basis point – one hundredth of one percent, used often in expressing differences of interest rates.

S&P 500 – The S&P 500 or Standard & Poor’s 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The index is widely regarded as the best gauge of large-cap U.S. equities.

The Economist Industrial Commodity Price Index – is a commodity price index which is a fixed-weight index or (weighted) average of selected commodity prices, which may be based on spot or futures prices. It is designed to be representative of the broad commodity asset class or a specific subset of commodities, such as energy or metals.

YCG Enhanced Fund

EXPENSE EXAMPLE
For the six months ended November 30, 2019 (Unaudited)

As a shareholder of the YCG Enhanced Fund (the “Fund”), you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.

Actual Expenses

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information provided in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

YCG Enhanced Fund

EXPENSE EXAMPLE (continued)
For the six months ended November 30, 2019 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	6/1/19 –
	6/1/19	11/30/19	11/30/19
Actual	$1,000.00	$1,151.70	$6.42
Hypothetical (5% return
before expenses)	1,000.00	1,019.10	6.02

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

YCG Enhanced Fund

GROWTH OF $10,000 INVESTMENT
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on December 28, 2012 (commencement of the Fund’s operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost.  Index returns do not reflect the effects of fees or expenses.  It is not possible to invest directly in an index.

				Since Inception
	One Year	Three Year	Five Year	(12/28/2012)
Average Annual Returns
YCG Enhanced Fund	27.74%	18.43%	12.08%	14.31%
S&P 500 Index	16.11%	14.88%	10.98%	14.69%
S&P Global BMI TR Index	13.59%	12.10%	7.75%	9.94%

YCG Enhanced Fund

TOP TEN EQUITY HOLDINGS
November 30, 2019 (Unaudited)

Percentage of
Net Assets
MasterCard, Inc. – Class A	5.70%
Moody’s Corp	5.03%
Marsh & Mclennan Cos, Inc.	4.98%
Aon PLC	4.96%
CBRE Group, Inc. – Class A	4.87%
Wells Fargo & Co.	4.85%
MSCI, Inc.	4.70%
Alphabet, Inc. – Class C	4.25%
The Charles Schwab Corp.	3.81%
Colgate Palmolive Co.	3.45%
Total	46.60%

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of net assets)
November 30, 2019 (Unaudited)

For presentation purposes, the Fund has grouped some of the industry categories. For purpose of categorizing securities with Section (8)(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific classifications.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS
November 30, 2019

	Shares	Value
COMMON STOCKS – 90.64%

Banks – 10.15%
Bank of America Corp.	265,419	$8,843,761
JPMorgan Chase & Co.	60,474	7,968,054
Wells Fargo & Co.	282,958	15,409,893
		32,221,708

Beverages – 1.76%
PepsiCo., Inc.	41,199	5,596,060

Capital Markets – 13.57%
Moody’s Corp. (a)	70,774	16,042,342
MSCI, Inc. (a)	57,630	14,937,120
The Charles Schwab Corp. (a)	244,418	12,098,691
		43,078,153

Commercial Services & Supplies – 3.16%
Copart, Inc. (b)	112,615	10,022,735

Entertainment – 0.76%
The Walt Disney Co.	15,880	2,407,091

Household Products – 5.01%
Colgate-Palmolive Co.	161,672	10,964,595
The Procter & Gamble Co. (c)	40,509	4,944,529
		15,909,124

Insurance – 9.94%
Aon PLC (c)	77,297	15,738,442
Marsh & McLennan Cos, Inc.	146,314	15,812,154
		31,550,596

Interactive Media & Services – 9.15%
Alphabet, Inc. – Class C (a)(b)	10,351	13,507,641
Auto Trader Group PLC (d)	729,970	5,305,646
Facebook, Inc. – Class A (a)(b)	50,809	10,245,127
		29,058,414

Internet & Direct Marketing Retail – 2.39%
Booking Holdings, Inc. (a)(b)	3,979	7,576,135

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
November 30, 2019

	Shares	Value
COMMON STOCKS – 90.64% (continued)

IT Services – 5.77%
MasterCard, Inc. – Class A	61,780	$18,053,969
Visa, Inc. – Class A (a)	1,490	274,920
		18,328,889

Personal Products – 7.38%
L’Oreal SA (d)	28,819	8,214,404
The Estee Lauder Companies, Inc. – Class A (a)	40,597	7,935,496
Unilever NV – ADR	122,013	7,265,874
		23,415,774

Professional Services – 3.06%
Verisk Analytics, Inc. (a)	65,915	9,721,144

Real Estate Management & Development – 4.87%
CBRE Group, Inc. – Class A (a)(b)	271,262	15,467,359

Software – 2.62%
Intuit, Inc. (a)	10,800	2,796,012
Microsoft Corp. (a)	36,513	5,527,338
		8,323,350

Textiles, Apparel & Luxury Goods – 11.05%
Adidas AG (d)	17,396	5,419,419
Cie Financiere Richemont SA (d)	93,114	7,093,336
Hermes International (d)	6,359	4,764,293
Kering SA (d)	2,172	1,308,307
LVMH Moet Hennessy Louis Vuitton SE (d)	12,497	5,608,167
NIKE, Inc. – Class B (a)	116,431	10,885,134
		35,078,656
TOTAL COMMON STOCKS
(Cost $192,591,409)		287,755,188

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
November 30, 2019

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS – 7.62%
U.S. Treasury Bills – 7.62%
United States Treasury Bill
0.000%, 12/03/2019 (b)	$2,593,000	$2,592,769
0.000%, 12/10/2019 (b)	3,702,000	3,700,520
0.000%, 12/17/2019 (b)	170,000	169,879
0.000%, 12/24/2019 (b)	466,000	465,564
0.000%, 12/26/2019 (b)	2,276,000	2,273,191
0.000%, 12/31/2019 (b)	7,915,000	7,905,209
0.000%, 01/02/2020 (b)	1,080,000	1,078,389
0.000%, 02/06/2020 (b)	150,000	149,572
0.000%, 02/13/2020 (b)	618,000	616,064
0.000%, 02/20/2020 (b)	898,000	894,902
0.000%, 03/26/2020 (b)	303,000	301,495
0.000%, 05/07/2020 (b)	142,000	141,038
0.000%, 05/14/2020 (b)	552,000	548,070
0.000%, 05/21/2020 (b)	3,384,000	3,359,045
		24,195,707
TOTAL SHORT-TERM INVESTMENTS
(Cost $24,196,505)		24,195,707
Total Investments (Cost $216,787,914) – 98.26%		311,950,895
Other Assets in Excess of Liabilities – 1.74%		5,531,901
TOTAL NET ASSETS – 100.00%		$317,482,796

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Security held in connection with options written.
(b)	Non-Income Producing
(c)	A portion of this security is pledged as collateral on options written. As of November 30, 2019, the value of collateral is $6,256,184.
(d)	Foreign issued security.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF OPTIONS WRITTEN
November 30, 2019

		Notional
	Contracts	Amount	Value
PUT OPTIONS(a)
Alphabet, Inc.
Expiration: January 2020; Exercise Price: $1,245.00	2	$249,000	$2,340
Expiration: January 2020; Exercise Price: $1,250.00	5	625,000	6,570
Expiration: February 2020; Exercise Price: $1,310.00	3	393,000	15,555
Expiration: February 2020; Exercise Price: $1,315.00	3	394,500	16,275
Booking Holdings, Inc.
Expiration: December 2019; Exercise Price: $1,980.00	2	396,000	16,040
Expiration: December 2019; Exercise Price: $2,010.00	2	402,000	21,460
Expiration: January 2020; Exercise Price: $1,860.00	1	186,000	3,080
Expiration: January 2020; Exercise Price: $1,865.00	1	186,500	3,325
Expiration: January 2020; Exercise Price: $1,885.00	2	377,000	7,940
Expiration: January 2020; Exercise Price: $2,025.00	2	405,000	25,420
Expiration: February 2020; Exercise Price: $1,850.00	1	185,000	4,720
CBRE Group, Inc.
Expiration: December 2019; Exercise Price: $55.00	622	3,421,000	16,794
Expiration: January 2020; Exercise Price: $55.00	74	407,000	5,550
Facebook, Inc.
Expiration: January 2020; Exercise Price: $190.00	40	760,000	9,960
Expiration: February 2020; Exercise Price: $200.00	40	800,000	36,800
Expiration: February 2020; Exercise Price: $205.00	8	164,000	8,904
Intuit, Inc.
Expiration: January 2020; Exercise Price: $250.00	33	825,000	16,137
Expiration: January 2020; Exercise Price: $260.00	55	1,430,000	49,500
Expiration: January 2020; Exercise Price: $270.00	54	1,458,000	80,460
Microsoft Corp.
Expiration: January 2020; Exercise Price: $140.00	11	154,000	880
Expiration: January 2020; Exercise Price: $145.00	12	174,000	1,812
Expiration: February 2020; Exercise Price: $150.00	25	375,000	12,300
Expiration: February 2020; Exercise Price: $155.00	10	155,000	7,425

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF OPTIONS WRITTEN (continued)
November 30, 2019

		Notional
	Contracts	Amount	Value
PUT OPTIONS(a) (continued)
Moody’s Corp.
Expiration: December 2019; Exercise Price: $220.00	32	$704,000	$6,448
Expiration: February 2020; Exercise Price: $220.00	56	1,232,000	36,680
Expiration: February 2020; Exercise Price: $230.00	56	1,288,000	61,880
MSCI, Inc.
Expiration: February 2020; Exercise Price: $260.00	50	1,300,000	66,000
NIKE, Inc.
Expiration: January 2020; Exercise Price: $90.00	86	774,000	14,706
Expiration: January 2020; Exercise Price: $92.50	99	915,750	25,938
Expiration: January 2020; Exercise Price: $95.00	107	1,016,500	40,660
The Charles Schwab Corp.
Expiration: January 2020; Exercise Price: $41.00	90	369,000	2,025
Expiration: January 2020; Exercise Price: $42.00	147	617,400	3,675
Expiration: January 2020; Exercise Price: $43.00	15	64,500	487
Expiration: January 2020; Exercise Price: $44.00	70	308,000	2,975
Expiration: January 2020; Exercise Price: $49.00	400	1,960,000	60,800
The Estee Lauder Cos Inc.
Expiration: January 2020; Exercise Price: $185.00	41	758,500	7,954
Expiration: January 2020; Exercise Price: $190.00	36	684,000	12,096
Expiration: January 2020; Exercise Price: $195.00	73	1,423,500	36,865
Verisk Analytics, Inc.
Expiration: December 2019; Exercise Price: $140.00	91	1,274,000	5,915
Visa, Inc.
Expiration: January 2020; Exercise Price: $180.00	64	1,152,000	17,664
Total Options Written
(Premiums received $1,425,087)			$772,015

(a)	Exchange Traded

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2019

ASSETS:
Investments, at value (Cost $216,787,914)	$311,950,895
Cash	2,872
Deposits with brokers for options written	5,761,028
Receivable for Fund shares sold	379,434
Dividends and interest receivable	500,692
Prepaid expenses	27,838
Total Assets	318,622,759

LIABILITIES:
Options written, at value (Premiums received $1,425,087)	772,015
Payable for Fund shares redeemed	33,000
Payable to investment advisor	235,625
Payable to custodian	6,819
Other accrued expenses	92,504
Total Liabilities	1,139,963
NET ASSETS	$317,482,796

NET ASSETS CONSIST OF:
Capital stock	$219,850,943
Total distributable earnings (accumulated deficit)	97,631,853
Total Net Assets	$317,482,796
Shares outstanding (unlimited shares of no par value authorized)	15,155,875

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE(1)	$20.95

(1)	A redemption fee of 2.00% is assessed against shares redeemed within 30 days of purchase. See Note 2(i).

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF OPERATIONS
For the year ended November 30, 2019

INVESTMENT INCOME:
Dividend income(1)	$2,897,375
Interest income	213,359
Total investment income	3,110,734
EXPENSES:
Investment advisory fees	2,421,760
Administration fees	98,814
Accounting fees	62,992
Legal fees	59,396
Shareholder Service fees	53,890
Compliance fees	50,131
Federal and state registration fees	42,463
Transfer agent fees and expenses	38,325
Custody fees	35,156
Audit and tax fees	16,496
Insurance fees	11,913
Trustee fees and expenses	11,000
Reports to shareholders	8,818
Miscellaneous expenses	6,051
Total expenses before reimbursements/recoupments	2,917,205
Expense reimbursement/recoupments
by investment advisor (See Note 4)	(35,311)
Net Expenses	2,881,894
NET INVESTMENT INCOME	228,840
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on
Investments	(673,166)
Options written	2,310,024
Foreign Currency Transactions	(12,644)
Total	1,624,214
Net change in unrealized appreciation/depreciation on
Investments	57,579,910
Options written	534,778
Total	58,114,688
Net realized and unrealized gain (loss) on investments	59,738,902
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$59,967,742

(1)	Net of $99,297 in foreign withholding taxes and fees.

See notes to financial statements.

YCG Enhanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2019	November 30, 2018
OPERATIONS:
Net investment income (loss)	$228,840	$713,484
Net realized gain (loss) on investments
and options written	1,624,214	5,652,876
Net change in unrealized
appreciation/depreciation
on investments and options written	58,114,688	3,684,806
Net increase (decrease) in net assets
resulting from operations	59,967,742	10,051,166

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	74,203,482	74,514,324
Proceeds from reinvestment of distributions	5,917,849	4,828,456
Redemption fees	8,849	345
	80,130,180	79,343,125
Payments for shares redeemed	(17,825,146)	(24,821,657)
Net increase (decrease)	62,305,034	54,521,468

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders:	(6,366,375)	(5,095,089)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	115,906,401	59,477,545

NET ASSETS:
Beginning of year	201,576,395	142,098,850
End of year	$317,482,796	$201,576,395

CHANGES IN SHARES OUTSTANDING:
Shares sold	3,958,521	4,467,005
Issued in reinvestment of distributions	395,578	295,137
Shares redeemed	(1,061,421)	(1,459,734)
Net increase (decrease)	3,292,678	3,302,408

See notes to financial statements.

YCG Enhanced Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the year

	Year Ended November 30,
	2019	2018	2017	2016		2015
NET ASSET VALUE:
Beginning of year	$16.99	$16.60	$14.00	$13.73		$14.00

OPERATIONS:
Net investment income (loss)	0.02	0.06	0.07	0.08		0.06
Net realized and
unrealized gain (loss) on
investment securities	4.48	0.93	3.00	0.48		0.24
Total from
investment operations	4.50	0.99	3.07	0.56		0.30
Redemption fee proceeds	— (1)	— (1)	— (1)	—	(1)	— (1)
Dividends from net
investment income	(0.06)	(0.07)	(0.08)	(0.06)		(0.06)
Dividends from
net realized gains	(0.48)	(0.53)	(0.39)	(0.23)		(0.51)
Total distributions	(0.54)	(0.60)	(0.47)	(0.29)		(0.57)

NET ASSET VALUE:
End of year	$20.95	$16.99	$16.60	$14.00		$13.73

TOTAL RETURN	27.74%	6.08%	22.58%	4.11%		2.25%

SUPPLEMENTAL DATA
AND RATIOS:
Net assets;
end of year (000’s)	$317,483	$201,576	$142,099	$109,568		$89,540
Ratio of expenses to
average net assets:
Expenses including
reimbursement (recapture)	1.19%	1.19%	1.19%	1.24	%(2)	1.39%
Expenses excluding
reimbursement (recapture)	1.20%	1.24%	1.34%	1.36%		1.32%
Net investment income (loss)
including reimbursement
(recapture)	0.09%	0.37%	0.47%	0.58%		0.43%
Net investment income (loss)
excluding reimbursement
(recapture)	0.08%	0.32%	0.32%	0.46%		0.50%
Portfolio turnover rate	5.81%	21.15%	15.98%	23.76%		18.49%

(1)	Amount represents less than $0.01 per share.
(2)	See Note 4.

See notes to financial statements.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS
November 30, 2019

1.	ORGANIZATION

YCG Funds (the “Trust”) is a Delaware statutory trust organized under an Agreement and Declarations of Trust dated September 4, 2012. The Trust is an open-end management investment company, as defined in the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust consists of one series, YCG Enhanced Fund (the “Fund”). The Fund is classified and operates as a non-diversified fund under the 1940 Act. The Fund commenced operations on December 28, 2012. The Fund’s investment adviser is YCG, LLC (the “Adviser”). There are an unlimited number of authorized shares. The investment objective of the Fund is to maximize long-term capital appreciation with reasonable investment risk.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

a) Subsequent Events Evaluation – In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the events listed below.

On November 25, 2019, U.S. Bancorp, the parent company & Quasar Distributors, LLC, the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside.  The transaction is expected to close by the end of March 2020.  Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

On December 18, 2019, the Trust declared and paid distributions from ordinary income and net realized capital gains to shareholders of record as of December 17, 2019, as follows:

	Ordinary	Short-Term	Long-Term
	Income	Capital Gain	Capital Gain
Distribution Paid	$187,829	$790,806	$873,536
Distribution Paid Per Share	$0.01214657	$0.05114	$0.05649

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2019

b) Investment Valuation – U.S. and foreign securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on The Nasdaq OMX Group, Inc., referred to as Nasdaq, are valued at the Nasdaq Official Closing Price. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. The value of a foreign security or other asset shall be determined as of the normal close of trading on the foreign exchange or other market on which it is traded or as of the Value Time, if that is earlier, in its national foreign currency or the Euro, as applicable, and shall then be converted into its U.S. dollar equivalent at the prevailing foreign currency exchange rate as of the close of the New York Stock Exchange, generally 4.00pm Eastern Standard Time, on the Value Date. Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Debt securities (other than those valued using the amortized cost method) are valued at the market price furnished by a national pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Options written or purchased by the Fund are valued at the last sales price. If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees.

Valuation Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.  In addition, these standards require expanded disclosure for each major category of assets.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2019

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2019:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$287,755,188	$—	$—	$287,755,188
Short-Term Investments	—	24,195,707	—	24,195,707
Total Investments
in Securities	$287,755,188	$24,195,707	$—	$311,950,895
Liabilities
Other Financial
Instruments**
Options Written	$385,325	$386,690	$—	$772,015

*	Please refer to the schedule of investments to view securities by industry type.
**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as options written, which are reflected at value.

The Fund did not invest in any Level 3 investments during the year.

c) Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

d) Option Writing – The Fund may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions.  The Fund will not use this strategy as a means of generating implicit leverage.  In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2019

purchase the assigned shares.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral.  As of November 30, 2019, the Fund held securities with a value of $6,256,184 and cash of $5,761,028 as collateral for options written.  During the period, the Fund used written covered call and put options in a manner consistent with the strategy described above.

The value of Derivative Instruments on the Statement of Assets and Liabilities as of November 30, 2019, are as follows:

	Liability Derivatives
Derivatives not
accounted for
as hedging
instruments	Location	Value
Equity Contracts – Options	Options written, at value	$772,015

The effect of Derivative Instruments on the Statement of Operations for the year ended November 30, 2019, are as follows:

Net Change in Unrealized
Net Realized Gain (Loss) on		Appreciation/Depreciation on
Derivatives Recognized		Derivatives Recognized
Derivatives not		Derivatives not
accounted for		accounted for
as hedging	Options	as hedging	Options
instruments	Written	instruments	Written
Equity Contracts	$2,310,024	Equity Contracts	$534,778

The average monthly value of options written during the year ended November 30, 2019 was $516,319.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2019

Derivative Risks

The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experience by the Fund.

Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The following is a summary of the Assets and Liabilities subject to offsetting in the Fund as of November 30, 2019:

Liabilities				Gross Amounts Not
Offset in the Statement
of Assets and Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
	Gross	in the	in the
	Amounts	Statement	Statement
	of	of Assets	of Assets
Description /	Recognized	and	and	Financial	Collateral	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Options Written
Interactive Brokers	$772,015	$ —	$772,015	$ —	$772,015	$ —

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2019

e) Federal Income Taxes – The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.  Therefore, no federal income tax provision is required.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  As of and during the year ended November 30, 2019, the Fund did not have any liabilities for unrecognized tax benefits.

f) Distributions to Shareholders – The Fund will declare and distribute any net investment income and any net realized long or short-term capital gains annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

g) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

h) Guarantees and Indemnifications – Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

i) Redemption Fee – Those who buy and sell the Fund within 30 calendar days will incur a 2% redemption fee, retained for the benefit of long-term shareholders, recorded as additional capital in the Statement of Changes in Net Assets.

j) Beneficial Ownership – The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At November 30, 2019, no shareholder held more than 25% of the outstanding shares of the YCG Enhanced Fund.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2019

k) Other – Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are more specifically identified by the highest amortized cost.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the yield to maturity method or effective yield.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2019, the aggregate purchases and sales of securities, excluding short-term securities, were $53,249,744 and $13,448,366 respectively for the Fund.  For the year ended November 30, 2019, there were no long-term purchases or sales of U.S. Government securities for the Fund.

4.	COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser acts as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) which has been approved by the Board (including a majority of the Trustees who are not parties to the Advisory Agreement, or interested persons of any such party).  Under the terms of the Advisory Agreement between the Fund and the Adviser, the Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s investment portfolio.  The Adviser provides the Fund with investment advice, supervises the management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions.  The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund.  In addition, the Adviser pays the salaries and fees of all officers of the Fund who are affiliated with the Adviser.  Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the average daily net assets of the Fund.

In the interest of limiting the expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Fund.  Pursuant to the Expense Limitation Agreement, the Adviser (for the lifetime of the Fund) has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and dividend expenses on securities sold short and extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.39%.  In addition to the lifetime limit, the Adviser has agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses to do not exceed 1.19% at least

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2019

through April 1, 2021. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than thirty-six months following the month in which the reimbursement occurred, and (2) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded.  The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. During the year ended November 30, 2019, the Fund recouped $6,468 of previously waived expenses to the Adviser.  As of November 30, 2019, expenses of $189,589, $101,586 and $41,779 are subject to recoupment by the Adviser, expiring during the year ended November 30, 2020, November 30, 2021 and November 30, 2022, respectively.

Certain officers, trustees and shareholders of the Fund are also owners or employees of the Adviser. Such officers receive no compensation from the Fund for serving in their respective roles.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

The Fund has entered into Service Agreements with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), and a Custody Agreement with U.S. Bank, N.A., both affiliates of the Distributor.  Under these agreements, Fund Services and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

For the period ended November 30, 2019, the Fund paid U.S Bank, N.A., an affiliate of the Distributor, $12,555 for brokerage commissions.

5.	NON-DIVERSIFICATION RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

6.	FEDERAL TAX INFORMATION

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended	For the Year Ended
	November 30, 2019	November 30, 2018
Ordinary Income	$3,593,594	$2,282,009
Long-Term Capital Gains	2,772,781	2,813,080
Total	$6,366,375	$5,095,089

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2019

Reclassifications:  The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  For the year ended November 30, 2019, there were no differences reclassified.

B. Tax Basis of Investments

As of November 30, 2019, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

YCG Enhanced Fund
Tax cost of investments	$216,823,941
Gross unrealized appreciation	96,429,131
Gross unrealized depreciation	(649,819)
Net tax unrealized appreciation (depreciation)	95,779,312
Undistributed ordinary income	979,500
Undistributed long-term capital gains	873,466
Distributable earnings	1,852,966
Other accumulated gains (losses)	(425)
Total distributable earnings	$97,631,853

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31, and the late-year losses attributable to the portion of the taxable year after December 31, over the sum of the specified gains attributable to the portion of the taxable year after October 31, and other ordinary income attributable to the portion of the taxable year after December 31. For the fiscal year ended November 30, 2019, there were no post-October or late-year losses.

YCG Enhanced Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of YCG Enhanced Fund and
Board of Trustees of YCG Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and options written, of YCG Enhanced Fund (the “Fund”), a series of YCG Funds, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2012.

COHEN & COMPANY, LTD.
Chicago, Illinois
January 23, 2020

YCG Enhanced Fund

ADDITIONAL INFORMATION
(Unaudited)

1.	SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the year ended November 30, 2019, 50.42% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund qualify for the dividends received deduction available to corporate shareholders.

For the year ended November 30, 2019, 78.78% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund are designated as qualified dividend income.

2.	COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e. an “Independent Trustee”) received $1,000 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-444-9243 or by accessing the Fund’s website at www.ycgfunds.com.

3.	PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-855-444-9243 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the Fund’s website at www.ycgfunds.com or on the web site of the Securities and Exchange Commission at http:www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the year ended June 30, 2019 is available without charge, upon request, by calling 1-855-444-9243 or by accessing the website of the Securities and Exchange Commission.

4.	DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

5.	BOARD ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT

On October 25, 2019, the Board of Trustees of YCG Funds (the “Trust”) met to, among other things, approve the continuation of the investment advisory agreement for the YCG Enhanced Fund (the “Fund”).  As part of the process for approving the continuation of the investment advisory agreement, the Trustees reviewed their fiduciary duties and the relevant factors for the Trustees to consider, and the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the continuation of the investment advisory agreement.

In advance of the meeting, the investment adviser to the Fund, YCG, LLC (the “Adviser”), sent detailed information to the Trustees to assist them in their evaluation of the investment advisory agreement.  This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Trustees’ consideration of the advisory agreement; comparative information relating to the Fund’s management fees and other expenses of the Fund; information regarding fees paid and other payments; information on the Adviser’s profitability; information about brokerage commissions; comparative information relating to the Fund’s performance; information about sales and redemptions of the Fund; information about the Fund’s compliance program and the compliance program of the Adviser; and other information the Trustees believed was useful in evaluating the approval of advisory agreement.  Counsel to the Independent Trustees met with them in executive session to assist in the evaluation of the materials.

All of the factors discussed by the Trustees were considered as a whole, and were considered separately by the Independent Trustees, meeting in executive session.  The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the investment advisory agreement.  The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Among the specific factors considered by the Trustees, including the Independent Trustees in executive session, were the following:

•	The nature and quality of the investment advisory services provided by the Adviser.

•	A comparison of the fees and expenses of the Fund to other similar funds.

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

•	A comparison of the fee structures of other accounts managed by the Adviser.

•	Whether economies of scale are recognized by the Fund.

•	The costs and profitability of the Fund to the Adviser.

•	The performance of the Fund.

•	The other benefits to the Adviser from serving as investment adviser to the Fund (in addition to the advisory fee).

The material determinations and conclusions of the Board, including all of the Independent Trustees, are as follows:

Nature, Extent and Quality of Investment Advisory Services

The Trustees noted that the Adviser supervises the investment portfolio of the Fund, directing the day-to-day management of the Fund’s portfolio, including the purchase and sale of investment securities.  They then discussed with management the nature of the investment process employed by the portfolio managers of the Fund, which is research intensive, and discussed staffing at the Adviser.  Namely, in making its investment decisions, the Adviser uses a “bottom-up” approach focused on individual companies, which is dependent on independent, in-house, fundamental research to analyze each company considered for investment.  The Trustees discussed the staff of the Adviser and the qualifications of the staff, and they concluded that the Adviser is well staffed to conduct the research needed to meet the investment objectives of the Fund.

In addition to the nature of the Adviser’s investment process, the Trustees considered the background and experience of the Adviser’s senior management and expertise of, and the amount of attention given to the Fund by investment personnel of the Adviser.  In addition, the Trustees considered the quality of the material service providers to the Fund, who provide administrative and distribution services on behalf of the Fund and are overseen by the Adviser, and the overall reputation and capabilities of the Adviser.  Based on this review, the Trustees believe that the Adviser provides high quality services to the Fund, as the Adviser’s personnel are focused on servicing the Fund.

The Trustees also noted that the Adviser actively oversees the service providers to the Fund and makes adjustments as advisable to ensure that the Fund is well served.

In light of the Trustees’ discussions and considerations regarding the Adviser, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser, and that the nature and extent of the services provided by the Adviser are appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

Comparative Fees and Expenses

The Trustees then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, which impact costs to the shareholders of the Fund.  Management reviewed with the Trustees the comparison of the Fund’s expense ratios to other similar funds.  As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used by the Adviser to determine the mutual funds that make up the peer groups identified and discussed below.

In the materials provided to the Trustees, there was a report comparing the Fund to two peer groups.  The first peer group was a comparison versus the Morningstar Large Cap Blend Category peers, and the second peer group was a comparison versus custom “stockpicking” and “option” peers.  In discussing and evaluating the report, the Trustees noted the following:

•
While the Fund had higher than average advisory and net expenses compared to the Morningstar Large Cap Blend category peers, the Fund’s return over the last few years is in the top half of the funds in the category.  The Trustees also noted that unlike most peers in the category, the Fund utilizes an option enhancement strategy.

•
The Fund’s expense ratio is very favorable compared to option peers, which is important because the Trustees believe that the Fund’s option enhancement strategy is a unique strategy that sets the Fund apart from its competitors.  As noted above, other funds in the Morningstar Large Cap Blend Category generally do not utilize an option strategy.

•	The Fund outperformed peer group funds on a since inception, five-year, three-year, and 1-year basis.

•	The Fund performed extremely well against many of the stockpicking and large cap blend category peer group funds.

•	The Fund is still relatively small in assets under management, and the Adviser is subsidizing the expenses of the Fund to remain competitive with other funds.

After reviewing and discussing the comparison of the Fund’s expense ratios to other similar funds, as noted above, the Trustee’s concluded that the expense ratio of the Fund is within the range of comparable mutual funds, particularly funds that have an option strategy, and that the Fund’s fees are reasonable.

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

Comparison of Fee Structures of Other Accounts

The Trustees then inquired of management regarding the distinction between the services performed by the Adviser for separate accounts and those performed by the Adviser for the Fund.  The Adviser noted that the management of the Fund involves comprehensive and substantive duties.  Specifically, the Adviser noted the following:

•	The Adviser provides tailored investment advisory services to the Fund in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders.

•	With regard to the Fund, the Adviser attempts to serve the needs of hundreds of accounts, ranging from direct accounts holding a few thousand dollars to the large omnibus accounts of intermediaries.

•
The Adviser maintains a robust shareholder communication effort for the Fund to reach shareholders through direct contact, through intermediaries, or via the financial press, and has contributed significant financial resources to marketing efforts for the Fund.

•
The Adviser focuses on marketing the Fund and has found that the most effective way is through one-on-one meetings with RIA’s, which require significant amounts of time and resources to attract investors. To gain more traction in the media the Adviser may have to hire a third-party consulting firm.

•	The Adviser coordinates with the Fund’s Chief Compliance Officer and other service providers to insure compliance with regulatory regimens imposed by Federal law and the Internal Revenue Code.

The Trustees concluded that the services performed by the Adviser for the Fund require a high level of service and oversight.  On the other hand, they noted that the Adviser has found that the client servicing of separately managed accounts can be very resource intensive, and they noted that the fees charged to such separate accounts are generally higher than the fees charged to the Fund.  As the management of the Fund and the separately managed accounts is distinct, the Trustees concluded that the differential in advisory fees between the Fund and the separate accounts is reasonable and concluded that the fee rate charged to the Fund in comparison to those charged to the Adviser’s other clients is reasonable.

Performance

The Trustees reviewed the Adviser’s quality of investment management, management history and ability to successfully market the Fund.  The Trustees noted that at each quarterly meeting, the Trustees review reports regarding the investment performance of the Fund.  Based on the information provided at this meeting and the information

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

and quarterly discussions regarding the Fund’s investment performance, the Trustees believe that the Adviser manages the Fund in a manner that is materially consistent with their stated investment objective and style.

In assessing the performance of the Fund, which is positive, the Trustees noted the following:

•	The Fund’s return over the last three years is in the top half of the funds in the Morningstar Large Cap Blend category.

•	The Fund outperformed peer group funds on a since inception, five-year, three-year, and 1-year basis.

•	The Fund performed extremely well against many of the stockpicking and large cap blend category peer group funds.

The Trustees concluded that the performance of the Fund, adjusting for risk, has been satisfactory on a relative basis and more than satisfactory on an absolute basis.  They continue to believe that the Adviser’s discipline should lead to more favorable results in the long-term and concluded that renewal of the existing advisory agreement was in the best interest of the Fund’s shareholders.

Costs and Profitability

The Trustees considered the cost of services provided and the profits realized by the Adviser.  They also considered the Fund’s overall expense ratios compared to peer group funds.  The Trustees concluded that given the size of the Fund and the niche strategy of the Fund, that the Fund’s fee structure is appropriate and reasonable.

The Trustees discussed in detail the profitability of the Adviser as it relates to the Fund, and they discussed the impact of the intermediary service fees on the profitability.  The Trustees also considered the resources and revenues that the Adviser has put into managing and distributing the Fund and concluded that the level of profitability realized by the Adviser from its provision of services to the Fund is reasonable, and that the overall expense ratios and investment advisory fees were fair and within the range of industry averages.

Economies of Scale

The Trustees then discussed with management whether economies of scale are recognized by the Fund.  They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale.  On the other hand, the Trustees noted that many of the Fund’s expense are subject to diseconomies of scale.  For example, the intermediary service fees increase as the Fund’s assets grow.

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

Given the size of the Fund, the Trustees determined that the Fund has not realized economies of scale.  They noted that the expenses for the Fund are currently capped and any excess is paid by the Adviser.  The Trustees concluded that the current fees were appropriate at foreseeable asset levels.

Fall-Out Benefits

The Trustees then considered other benefits to the Adviser from serving as Adviser to the Fund (in addition to the advisory fee).  The Trustees noted that the Adviser does not derive ancillary benefits from its association with the Fund in the form of proprietary and third-party research products and services, as the Adviser does not receive any research or other services from the broker-dealers that the Fund trades with.

It was noted that managing the Fund has provided more visibility for the Adviser in the financial media and industry in general, as the Fund has been highlighted in publications, including national publications.  However, the primary focus of these articles has been the Fund.

Based on the Trustees’ discussion and analysis, the Trustees concluded that the other benefits realized by the Adviser from its relationship with the Fund were reasonable.

Conclusion

After reviewing the materials provided at the meeting, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Fund, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Trustees, including all of the Independent Trustees, approved the continuation of the investment advisory agreement.

YCG Enhanced Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business of the Fund is managed under the direction of the Board. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and Officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. Trustees who are “interested persons”, as defined by the 1940 Act, are indicated by asterisk.  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by (1) calling toll free 1-855-444-9243; (2) on the Fund’s website located at http://www.ycgfunds.com; or (3) on the SEC’s website http://www.sec.gov.

Term of
		Office	Number of
		and	Portfolios	Principal	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address and	Held with	of Time	Complex	During Past	Held by
year born	the Fund	Served	Overseen	Five Years	Trustee
Brian Yacktman*	Trustee	Indefinite,	1	Manager, Principal	None.
3207 Ranch Road		Trustee		and Chief
620 South, Suite 200		since 2012		Investment Officer,
Austin, TX 78738	President	One year		YCG, LLC,
Age: 40		term,		investment adviser
		President		to the Fund,
		since 2012		since 2007.

William D. Kruger*	Chairman	Indefinite,	1	Manager, Principal	None.
3207 Ranch Road	and	Trustee		and CEO, YCG,
620 South, Suite 200	Trustee	since 2012		LLC, investment
Austin, TX 78738	Vice	One year		adviser to the Fund,
Age: 40	President	term, Vice		since 2008.
	and	President
since 2012
	Treasurer	One year
term,
Treasurer
since 2012

YCG Enhanced Fund

TRUSTEES AND OFFICERS (continued)
(Unaudited)

Term of
		Office	Number of
		and	Portfolios	Principal	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address and	Held with	of Time	Complex	During Past	Held by
year born	the Fund	Served	Overseen	Five Years	Trustee
Independent Trustees:

Travis E. Oliphant	Trustee	Indefinite,	1	Scientific and	None.
3207 Ranch Road		Trustee		Technical Software
620 South, Suite 200		since 2012		Manager and
Austin, TX 78738				Executive. Founder
Age: 48				and CEO of Anaconda
(Continuum Analytics),
January 2012 – 2017.
Founder and
CEO of Quansight,
2018 – Present.

Rory M. McDonald	Trustee	Indefinite,	1	Assistant Professor	None.
3207 Ranch Road		Trustee		of Business
620 South, Suite 200		since 2012		Administration in
Austin, TX 78738				the Technology
Age: 40				and Operations
Management Unit
at Harvard Business
School, 2013 – Present.

Cyril James Speirs	Trustee	Indefinite,	1	Retired, Previously,	None.
3207 Ranch Road		Trustee		Global Vice President
620 South, Suite 200		since 2017		Procurement for Whole
Austin, TX 78738				Foods Market, Inc.,
Age: 64				2005 – 2016.

YCG Enhanced Fund

TRUSTEES AND OFFICERS (continued)
(Unaudited)

Term of
		Office	Number of
		and	Portfolios	Principal	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address and	Held with	of Time	Complex	During Past	Held by
year born	the Fund	Served	Overseen	Five Years	Trustee
Officers who are not Trustees:

Elliott Savage	Vice	One year	N/A	Manager,	None.
3207 Ranch Road	President	term, Vice		Principal and
620 South, Suite 200		President		Portfolio manager,
Austin, TX 78738		since		YCG, LLC,
Age: 39		December		investment adviser
		2012		to the Fund,
	Secretary	One year		since 2012.
term,
Secretary
since
February
2016
	Assistant	One year
	Treasurer	term,
Assistant
Treasurer
since
December
2012

Lelia Long	Chief	One year	N/A	Investment	None.
3207 Ranch Road	Compliance	term,		Management
620 South, Suite 200	Officer	Chief		& Compliance
Austin, TX 78738		Compliance		Consultant,
Age: 57		Officer since		Vigilant
		March 2016		Compliance LLC,
2009 – Present.
Treasurer, New
Ireland Fund, Inc.,
2002 – Present.

*
Brian Yacktman and William Kruger are considered to be “interested persons” of the Trust, a term that is defined in the 1940 Act.  Mr. Yacktman and Mr. Kruger are interested persons because: (1) each is an officer of the Trust; and (2) each is the owner of the investment adviser to the Fund.

Each trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board and serves for a period of one year, or until his successor is duly elected and qualified.

Privacy Notice

FACTS	WHAT DOES YCG FUNDS DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all information sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this Notice carefully to understand what we do.

WHAT?	The types of information we collect and share depend on the product or service you have with us. This information can include:
• Social Security Number
• Assets
• Retirement Assets
• Transaction History
• Checking Account History
• Purchase History
• Account Balances
• Account Transactions
• Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?
All financial companies need to share your personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons YCG Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does YCG Funds	Can you limit
	Trust share?	this sharing?
For our everyday business purposes—
Such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus.
For our marketing purposes—
to offer our products and services to you.	No	We don’t share
For joint marketing with other financial
companies	No	We don’t share
For our affiliates’ everyday business purposes—
information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes—
information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 855-444-YCGF (9243)

Privacy Notice (continued)

Who we are
Who is providing	YCG Funds
this Notice?	YCG, LLC (investment adviser to the Trust)
US Bancorp Fund Services, LLC (administrator to the Trust)
What we do
How does YCG Funds protect your personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse or your nonpublic personal information.
How does	We collect your personal information, for example, when you
YCG Funds	• Open an account
collect your	• Provide account information
personal	• Give us your contact information
information?	• Make deposits or withdrawals from your account
• Make a wire transfer
• Tell us where to send the money
• Tell us who receives the money
• Show your government-issued ID
• Show your drivers’ license
We also collect your personal information from other companies.
Why can’t I	Federal law gives you the right to limit only:
limit all sharing?	• Sharing for affiliates’ everyday business purposes—information about your creditworthiness.
• Affiliates from using your information to market to you.
• Sharing for non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
YCG, LLC, is an affiliate of YCG Funds
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.
• YCG Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you.
• YCG Funds does not jointly market.

 (This Page Intentionally Left Blank.)

For Fund information and shareholder services, call
1-855-444-9243
web site: www.ycgfunds.com

YCG Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

Investment Adviser
YCG, LLC
3207 Ranch Road 620 South, Suite 200
Austin, TX  78738

Chief Compliance Officer
Vigilant Compliance, LLC
Gateway Corporate Center
223 Wilmington West Chester Pike, Suite 216
Chadds Ford, PA  19317

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI  53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
151 North Franklin Street, Suite 575
Chicago, IL  60606

Transfer Agent, Fund Accountant, and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI  53202

This report is submitted for the general information of shareholders of the YCG Enhanced Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains more information concerning the Fund’s investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Travis E. Oliphant is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2019	FYE 11/30/2018
Audit Fees	$13,500	$13,000
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2019	FYE 11/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2019	FYE 11/30/2018
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(1)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  YCG Funds

By (Signature and Title)*    /s/Brian A. Yacktman
Brian A. Yacktman, President (Principal Executive Officer)

Date    January 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Brian A. Yacktman
Brian A. Yacktman, President (Principal Executive Officer)

Date    January 29, 2020

By (Signature and Title)*    /s/William D. Kruger
William D. Kruger, Treasurer (Principal Financial Officer)

Date    January 29, 2020

* Print the name and title of each signing officer under his or her signature.